EXHIBIT 99.1



                         JOSHUA TREE CONSTRUCTION, INC.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

           In connection with the Quarterly Report of Joshua Tree Construction, Inc. (the "Company") on Form 10-QSB for the period ending June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Daniel Hoyng, President, Chief Executive Officer and Principal Accounting Officer (Principal Financial and Accounting Officer) of the Company, hereby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

           (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

           (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/        DANIEL HOYNG
           --------------------------------------------
           Daniel Hoyng
           President, Chief Executive Officer
           and Principal Accounting Officer


December 2, 2002





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